                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [ ] Preliminary Proxy Statement.

      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X] Definitive Proxy Statement

      [ ] Definitive Additional Materials.

      [ ] Soliciting Material Pursuant to ss.240.14a-12

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-919-0315

                                January 27, 2006

Dear Fellow Stockholder:

You are  cordially  invited  to attend the annual  meeting  of  stockholders  of
Tortoise Energy Infrastructure  Corporation (the "Company") on Wednesday,  April
12, 2006 at 9:00 a.m.,  Central Time,  at The  Doubletree  Hotel,  10100 College
Boulevard, Overland Park, Kansas 66210.

The matters  scheduled for  consideration at the meeting are the election of two directors of the Company and the  ratification of the selection of Ernst & Young
LLP as the independent  registered public accounting firm of the Company for its fiscal year ending  November 30, 2006,  as more fully  discussed in the enclosed proxy statement.

Enclosed  with this  letter  are  answers  to  questions  you may have about the proposals,  the formal notice of the meeting,  the proxy statement,  which gives detailed  information  about the proposals and why the Board recommends that you vote to approve each of them,  the actual proxy for you to sign and return,  and the Company's  Annual Report to stockholders  for the fiscal year ended November
30,  2005.  If you have  any  questions  about  the  enclosed  proxy or need any assistance in voting your shares, please call 1-888-728-8784.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and  return it in the  enclosed  envelope.  This will  ensure  that your vote is counted, even if you cannot attend the meeting in person.

                                   Sincerely,

                                   /s/ David J. Schulte

                                   David J. Schulte
                                   CEO and President

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       ANSWERS TO SOME IMPORTANT QUESTIONS

Q.   WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

     A. This proxy contains two proposals:  (i) the election of two directors to serve until the 2009 Annual  Stockholder  Meeting;  and (ii) the ratification of
Ernst & Young LLP as the  Company's  independent  registered  public  accounting firm.  Stockholders  of the Company may also transact such other business as may properly come before the meeting.

Q.   AM I ENTITLED TO VOTE ON THE ELECTION OF BOTH DIRECTORS?

     A. Only holders of preferred  shares voting as a class are entitled to vote on the election of Terry C. Matlack.  Holders of preferred shares and holders of common  shares are entitled to vote as a single class on the election of Charles
E. Heath.

Q.   HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

     A. The Board of Directors of the Company  unanimously  recommends  that you vote "FOR" all proposals on the enclosed proxy card.

Q.   HOW CAN I VOTE?

     A. You can vote by  completing,  signing and dating  your proxy  card,  and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.

        This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
                       read the Proxy Statement carefully.

                   If you have questions, call 1-888-728-8784.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-888-728-8784

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise Energy Infrastructure Corporation:

NOTICE IS HEREBY  GIVEN that the  Annual  Meeting of  Stockholders  of  Tortoise
Energy Infrastructure  Corporation, a Maryland Corporation (the "Company"), will be held on Wednesday, April 12, 2006 at 9:00 a.m. Central Time at The Doubletree
Hotel,  10100 College  Boulevard,  Overland Park, Kansas 66210 for the following purposes:

     1.   To elect two  directors of the  Company,  to hold office for a term of three years and until their respective successors are duly elected and qualified;

     2.   To  ratify  the  selection  of  Ernst & Young  LLP as the  independent registered  public  accounting firm of the Company for its fiscal year ending November 30, 2006; and

     3.   To  transact  any other  business  that may  properly  come before the meeting or any adjournment or postponement thereof.

The foregoing  items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders may also transact any other business that properly comes before the meeting.

Stockholders  of record as of the close of  business  on  January  17,  2006 are entitled  to  notice  of and to  vote at the  meeting  (or  any  adjournment  or postponement of the meeting).

                              By Order of the Board of Directors of the Company,

                              /s/ Zachary A. Hamel

                              Zachary A. Hamel
                              Secretary
January 27, 2006
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete,  date, sign and return
the   enclosed   proxy  as   promptly  as  possible  in  order  to  ensure  your
representation  at the meeting.  A return  envelope (which postage is prepaid if mailed in the United  States) is  enclosed  for that  purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee  and you wish to vote at the  meeting,  you must  obtain from the record holder a proxy issued in your name.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-888-728-8784

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 12, 2006

     This  proxy  statement  is being sent to you by the Board of  Directors  of
Tortoise  Energy  Infrastructure  Corporation  (the  "Company").  The  Board  of
Directors  is asking  you to  complete  and  return  the  enclosed  proxy  card, permitting  your  shares of the  Company  to be voted at the  annual  meeting of stockholders called to be held on April 12, 2006.  Stockholders of record at the close of business on January 17, 2006 (the  "record  date") are entitled to vote at the meeting as set forth in this proxy  statement.  This proxy  statement and the enclosed  proxy and the  Company's  Annual  Report to  stockholders  for the fiscal year ended November 30, 2005 are first being mailed to stockholders on or about January 27, 2006.

     The    Company's    reports    can   be    accessed    on    its    website
(www.tortoiseenergy.com) or on the SEC's website (www.sec.gov).

     This Proxy Statement sets forth concisely the information that stockholders should know in order to evaluate each of the following proposals.  The following table  presents  a summary of the  proposals  and the class  stockholders  being solicited with respect to each proposal.

Proposal                                                   Class of Stockholders Entitled to Vote

1.  To approve the election of the following individuals
    as directors:
          Terry C. Matlack                                 Preferred Stockholders
          Charles E. Heath                                 Common Stockholders and Preferred Stockholders,
                                                           voting as a single class

2.  To ratify the selection of Ernst & Young LLP as the    Common Stockholders and Preferred Stockholders,
    independent registered public accounting firm of the   voting as a single class
    Company for the fiscal year ending November 30,
    2006

                                  PROPOSAL ONE

                            ELECTION OF TWO DIRECTORS

     The Board of Directors  unanimously  nominated Terry C. Matlack and Charles
E. Heath,  following  recommendation by the nominating and governance committee, for election as directors at the annual meeting. If elected, Messrs. Matlack and
Heath will serve for a term of three years and until their  successors  are duly elected  and  qualified.  Each of these  nominees is  currently a director,  has consented  to be  named  in this  proxy  statement  and has  agreed  to serve if elected.  The  Company has no reason to believe  that either Mr.  Matlack or Mr.
Heath will be unavailable to serve.

     The  persons  named on the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed)  FOR the election of Messrs.  Matlack and
Heath as directors of the Company.  Currently the Company has five directors. In accordance with the Company's Articles of Incorporation,  as amended,  its Board of Directors  is divided into three  classes of  approximately  equal size.  The terms of the directors of the different classes are staggered. The terms of John
R. Graham and H. Kevin Birzer  expire on the date of the 2007 annual  meeting of stockholders and the term of Conrad S. Ciccotello  expires at the annual meeting of  stockholders  in 2008. If Mr.  Matlack and Mr. Heath are elected at the 2006 annual  meeting,  their terms will expire on the date of the 2009 annual meeting of stockholders.  Pursuant to the terms of the Company's  preferred shares,  the preferred  stockholders  have the exclusive  right to elect two directors to the board.  The board has designated Mr. Matlack and Mr. Graham as the directors the preferred stockholders shall have the right to elect.

     On this proposal,  the holders of preferred shares of the Company will have the exclusive right,  voting as a class, to vote on the election of Mr. Matlack, and will vote  together  with the holders of common  shares as a single class on the election of Mr.  Heath.  The holders of common  shares will have no right to vote on the election of Mr. Matlack.  In accordance  with the Company's  Amended and Restated Bylaws ("Bylaws"),  each share may be voted for as many individuals as there  are  directors  to be  elected  and for  whose  election  the share is entitled to vote.  The  holders of  preferred  shares are  entitled to vote each share on the election of each of the two directors,  while the holders of common shares are  entitled  to vote each share on the  election of one  director.  The
Company's directors are elected by a plurality of the votes cast at the meeting.
Where, as here, there are two vacancies for director,  the two nominees with the highest number of affirmative votes,  regardless of the votes withheld for those candidates,  will be  elected.  Thus,  abstentions,  withheld  votes and  broker non-votes,  if any,  will not be counted  towards a nominee's  achievement  of a plurality. Stockholders do not have cumulative voting rights.

     If  elected,  Mr.  Matlack and Mr.  Heath will hold  office  until the 2009 annual meeting of stockholders  and until their  successors are duly elected and qualified.  If either Mr.  Matlack or Mr. Heath is unable to serve because of an event not now anticipated, the persons named as proxies may vote for one or more other persons designated by the Board of Directors.

     The following  table sets forth each Board  member's name, age and address;
position(s)  with the Company and length of time  served;  principal  occupation during the past five years;  the number of  portfolios  in the Fund Complex that each Board member oversees;  and other public company directorships held by each
Board member.  The Fund Complex is comprised of the closed-end  funds advised by the  Company's  investment  advisor,  Tortoise  Capital  Advisors,  L.L.C.  (the
"Advisor"),  and as of January 27, 2006  included  the Company,  Tortoise  North
American  Energy  Corporation  ("TYN") and Tortoise  Energy Capital  Corporation
("TYY").

                    NOMINEE FOR DIRECTOR WHO IS INDEPENDENT:

                                                                                     Number of
                                                                                   Portfolios in   Other Public
                              Positions(s) Held                                        Fund          Company
                                 With Company                                         Complex     Directorships
                                and Length of         Principal Occupation          Overseen by      Held by
 Name, Age and Address          Time Served          During Past Five Years           Director       Director
 ---------------------        -----------------      ----------------------        -------------  -------------
Charles E. Heath*, 63        Director since 2003    Retired in 1999.  Formerly,        Three           None
10801 Mastin Blvd.                                  Chief Investment Officer,
Suite 222                                           General Electric's Employers
Overland Park, KS  66210                            Reinsurance Corporation
                                                    (1989-1999). CFA since 1974.

*Mr. Heath is also a director of Tortoise Capital Resources Corporation ("TTO"), an  affiliate  of the  Company and for which the  Advisor  serves as  investment advisor.

                NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON:

                                                                                     Number of
                                                                                   Portfolios in   Other Public
                              Positions(s) Held                                        Fund          Company
                                 With Company                                         Complex     Directorships
                                and Length of         Principal Occupation          Overseen by      Held by
 Name, Age and Address           Time Served         During Past Five Years           Director       Director
 ---------------------        -----------------      ----------------------        -------------  -------------
Terry C. Matlack*, 49        Director and Chief     Managing Director of the           Three           None
10801 Mastin Blvd.           Financial Officer      Advisor; Managing Director,
Suite 222                    since 2003, Chief      Kansas City Equity Partners
Overland Park, KS  66210     Compliance             LC ("KCEP"), a private equity
                             Officer since          firm (2001- present).
                             September 2004,        Formerly, President,
                             Assistant Treasurer    GreenStreet Capital (1995 -
                             since November         2001).
                             2005, Treasurer
                             from 2003 to
                             to November 2005

*Mr. Matlack,  as a principal of the Advisor,  is an "interested  person" of the
Company,  as that term is defined in Section 2(a)(19) of the Investment  Company
Act of 1940,  as amended  (the "1940 Act").  Mr.  Matlack is also a director and officer of TTO.

                    REMAINING DIRECTORS WHO ARE INDEPENDENT:

                                                                                     Number of
                                                                                   Portfolios in   Other Public
                              Positions(s) Held                                        Fund          Company
                                 With Company                                         Complex     Directorships
                                and Length of         Principal Occupation          Overseen by      Held by
 Name, Age and Address           Time Served         During Past Five Years           Director       Director
 ---------------------         ----------------      ----------------------        -------------  -------------
Conrad S. Ciccotello*, 45     Director since 2003   Associate Professor of Risk        Three           None
10801 Mastin Blvd.                                  Management and Insurance,
Suite 222                                           Robinson College of Business,
Overland Park, KS  66210                            Georgia State University since
                                                    1999; Director of Graduate
                                                    Personal Financial Planning
                                                    Programs, and Editor,
                                                    Financial Services Review
                                                    since 2001 (an academic
                                                    journal dedicated to the
                                                    study of individual
                                                    financial management).
                                                    Formerly, faculty member,
                                                    Pennsylvania State
                                                    University (1997-1999).

John R. Graham*, 60           Director since 2003   Executive-in-Residence and         Three      Erie Indemnity
10801 Mastin Blvd.                                  Professor of Finance, College                 Company; Erie
Suite 222                                           of Business Administration,                   Family Life
Overland Park, KS  66210                            Kansas State University (has                  Insurance
                                                    served as a professor or                      Company;
                                                    adjunct professor since 1970);                Kansas State
                                                    and Chairman of the Board,                    Bank
                                                    President and CEO, Graham
                                                    Capital Management, Inc. and
                                                    Owner of Graham Ventures.
                                                    Formerly, CEO, Kansas Farm
                                                    Bureau Financial Services,
                                                    including seven affiliated
                                                    insurance or financial service
                                                    companies (1979-2000).

*Messrs. Ciccotello and Graham are also directors of TTO.

                 REMAINING DIRECTOR WHO IS AN INTERESTED PERSON:

                                                                                     Number of
                                                                                   Portfolios in   Other Public
                              Positions(s) Held                                        Fund          Company
                                 With Company                                         Complex     Directorships
                                and Length of         Principal Occupation          Overseen by      Held by
 Name, Age and Address           Time Served         During Past Five Years           Director       Director
 ---------------------         ----------------      ----------------------        -------------  -------------
H. Kevin Birzer*, 46          Director and          Managing Director of the           Three           None
10801 Mastin Blvd.            Chairman of the       Advisor; Partner/Senior
Suite 222                     Board since 2003      Analyst, Fountain Capital
Overland Park, KS  66210                            Management, L.L.C.
                                                    ("Fountain Capital"), a
                                                    registered investment advisor
                                                    (1989 - present).  Formerly,
                                                    Vice President, Corporate
                                                    Finance Department, Drexel
                                                    Burnham Lambert (1986-
                                                    1989); and Vice President, F.
                                                    Martin Koenig & Co. (1983-
                                                    1986).

*Mr.  Birzer,  as  principal of the Advisor,  is an  "interested  person" of the
Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Birzer is also a director and Chairman of the Board of TTO.

     Officers.  Mr. Birzer is the Chairman of the Board of the Company,  and Mr.
Matlack is the Chief Financial Officer, Assistant Treasurer and Chief Compliance
Officer of the Company.  The preceding  table gives more  information  about Mr.
Birzer and Mr.  Matlack.  The  following  table sets forth each other  officer's name,  age and  address;  position(s)  held with the  Company and length of time served;  principal  occupation  during  the  past  five  years;  the  number  of portfolios in the Fund Complex overseen by each officer; and other directorships held by each  officer.  Each officer  serves  until his  successor is chosen and qualified or until his  resignation  or removal.  As  principals of the Advisor, each of the following  officers of the Company are  "interested  persons" of the
Company,  as  that  term  is  defined  in  Section  2(a)(19)  of the  1940  Act.
Additionally, each of the following officers serves as an officer of TTO.

                                                                                     Number of
                                                                                   Portfolios in   Other Public
                              Positions(s) Held                                        Fund          Company
                                 With Company                                         Complex     Directorships
                                and Length of         Principal Occupation          Overseen by      Held by
 Name, Age and Address           Time Served         During Past Five Years           Director       Director
 ---------------------         ----------------      ----------------------        -------------  -------------
David J. Schulte, 44          President and        Managing Director of the            Three           None
10801 Mastin Blvd.            Chief Executive      Advisor; Managing Director,
Suite 222                     Officer since 2003   KCEP (1993-present).
Overland Park, KS  66210

Zachary A. Hamel, 40          Secretary since      Managing Director of the            Three           None
10801 Mastin Blvd.            2003                 Advisor; Partner/Senior
Suite 222                                          Analyst with Fountain Capital
Overland Park, KS  66210                           (1997-present).

Kenneth P. Malvey, 40         Treasurer since      Managing Director of the            Three           None
10801 Mastin Blvd.            November 2005;       Advisor; Partner/Senior
Suite 222                     Assistant            Analyst, Fountain Capital
Overland Park, KS  66210      Treasurer from       (2002-present).  Formerly,
                              2003 to              Investment Risk Manager and
                              November 2005        member of the Global Office
                                                   of Investments, GE Capital's
                                                   Employers Reinsurance
                                                   Corporation (1996 - 2002).

     Committees  of the Board of  Directors.  The  Company's  Board of Directors
currently has four standing committees:

     •    Executive  Committee.  Messrs.  Birzer and  Matlack are members of the executive committee. The executive committee has authority to exercise the  powers  of the Board (i)  where  assembling  the full  Board in a timely manner is impracticable,  (ii) to address emergency matters, or
          (iii) to address matters of an administrative  or ministerial  nature.
          Messrs.  Birzer and Matlack are "interested persons" of the Company as defined by Section 2(a)(19) of the 1940 Act.

     •    Audit  Committee.  Messrs.  Ciccotello,  Heath and Graham serve on the audit  committee.  The audit  committee was  established in accordance with Section  3(a)(58)(A) of the  Securities  Exchange Act of 1934, as
          amended (the "Exchange  Act"),  and operates  under a written  charter adopted and approved by the Board, which was attached to the Company's definitive proxy statement for its 2005 annual  shareholders  meeting.
          The audit committee approves and recommends to the Board the election, retention or termination of independent auditors; approves services to be rendered  by the  auditors;  monitors  the  auditors'  performance;
          reviews  the results of the  Company's  audit;  determines  whether to recommend to the Board that the Company's audited financial statements be included in the  Company's  Annual  Report;  and  responds to other matters  as  outlined  in the  Audit  Committee  Charter.  Each  audit committee  member is "independent" as defined under the applicable New
          York Stock Exchange listing standards.

     •    Nominating and Governance  Committee.  Messrs.  Ciccotello,  Heath and
          Graham serve on the nominating and governance  committee (formerly the
          Nominating  Committee),  none of whom are "interested  persons" of the
          Company as defined in the 1940 Act.  Each  nominating  and  governance committee  member is "independent" as defined under the New York Stock
          Exchange listing  standards.  The nominating and governance  committee operates under a written  charter adopted and approved by the Board, a current  copy of which is  available  at  www.tortoiseenergy.com.  The
          nominating  and  governance  committee:   (i)  identifies  individuals
          qualified  to become  Board  members and  recommends  to the Board the director  nominees for the next annual meeting of stockholders  and to fill any  vacancies;  (ii) monitors the  structure  and  membership of
          Board  committees;  recommends to the Board director nominees for each committee;  (iii) reviews issues and developments related to corporate governance  issues and develops and recommends to the Board  corporate governance  guidelines  and  procedures,  to the extent  necessary  or desirable;  (iv) actively seeks individuals who meet the standards for directors set forth in the Company's Bylaws, who meet the requirements of any applicable laws or exchange  requirements and who are otherwise qualified to become board members for recommendation to the Board; (v)
          has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm's fees and other retention  terms,  though it has yet to exercise such authority;
          and (vi) may not delegate its authority. The nominating and governance committee will consider  stockholder  recommendations for nominees for membership  to the Board so long as such  recommendations  are made in
          accordance  with  the  Company's  Bylaws.   Nominees   recommended  by
          stockholders  in  compliance  with the Bylaws of the  Company  will be evaluated  on the  same  basis  as other  nominees  considered  by the
          nominating  and   governance   committee.   Stockholders   should  see
          "Stockholder  Proposals and  Nominations  for the 2007 Annual Meeting"
          below for  information  relating to the submission by  stockholders of nominees and matters for  consideration  at a meeting of the Company's stockholders.  The Company's Bylaws require all directors and nominees for directors (1) to be at least 21 years of age and have  substantial expertise,  experience and  relationships  relevant to the business of the Company and (2) to have a master's  degree in economics,  finance, business administration or accounting, to have a graduate professional degree in law from an  accredited  university or college in the United
          States,  or the  equivalent  degree from an equivalent  institution of higher  learning  in another  country,  to have a  certification  as a public  accountant  in the  United  States,  to be  deemed  an  "audit committee  financial  expert"  as such term is  defined in item 401 of
          Regulation S-K as promulgated by the SEC, or to be a current  director of the Company.  The nominating and governance  committee has the sole discretion  to  determine if an  individual  satisfies  the  foregoing qualifications.

     •    Compliance  Committee.  This  committee  was formed in December  2005.
          Messrs.   Ciccotello,   Heath  and  Graham  serve  on  the  compliance
          committee.  Each  compliance  committee  member  is  "independent"  as defined under the New York Stock Exchange listing standards,  and none are  "interested  persons"  of the Company as defined in the 1940 Act.
          The compliance  committee operates under a written charter adopted and approved by the Board. The compliance  committee  reviews and assesses management's  compliance with applicable  securities  laws,  rules and regulations;  monitors  compliance  with the Company's Code of Ethics;
          and  handles  other  matters  as the Board or  committee  chair  deems appropriate.

     The Board does not currently have a standing  compensation  committee.  The
New York Stock Exchange does not require boards of directors of closed-end funds to have a standing compensation committee.

     The following  table shows the number of Board and committee  meetings held during the fiscal year ended November 30, 2005:

     Board of Directors                             8
     Executive Committee                            0
     Audit Committee                                2
     Nominating Committee (became the               0
     Nominating and Governance Committee in
     December 2005)

     All of the members of the Board and committee members then serving attended all of the meetings of the Board of Directors  and  applicable  committees  held during the fiscal year.

     Director and Officer  Compensation.  The Company does not compensate any of the  directors who are  interested  persons and does not  compensate  any of its officers. The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex during fiscal 2005 to each of the current directors. The Company has no retirement or pension plans.

                               Compensation from            Total Compensation
            Name                   Company                  from Fund Complex

   Interested Persons
   H. Kevin Birzer                      $0                            $0
   Terry C. Matlack                     $0                            $0

   Independent Persons
   Conrad S. Ciccotello            $35,500                       $69,000
   John R. Graham                  $32,500                       $59,333
   Charles E. Heath                $38,500                       $65,333

     Required  Vote. Mr. Heath will be elected by the vote of a plurality of all shares of the  Company  present  at the  meeting,  in person or by proxy and Mr.
Matlack  will be elected by the vote of a plurality of all  preferred  shares of the Company present at the meeting, in person or by proxy. Each common share and each preferred share is entitled to vote in the election of Mr. Heath,  and each preferred share is entitled to one vote in the election of Mr. Matlack.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  STOCKHOLDERS  OF THE
COMPANY VOTE "FOR" MR. HEATH AS DIRECTOR AND THAT PREFERRED  STOCKHOLDERS OF THE
COMPANY VOTE "FOR" MR. MATLACK AS DIRECTOR.

                                  PROPOSAL TWO

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of  Directors  recommends  that the  stockholders  of the Company ratify the selection of Ernst & Young LLP ("E&Y") as the independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2006. E&Y's selection was approved by the audit committee at a meeting  held on January 17,  2006.  Their  selection  also was  ratified  and approved  by the vote,  cast in person,  of a majority of the  directors  of the
Company,  including a majority of the directors who are not "interested persons"
of the Company within the meaning of the 1940 Act, and who are  "independent" as defined in the New York Stock Exchange listing  standards,  at a meeting held on
January 17, 2006.

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting (unless otherwise directed) FOR the ratification of E&Y as the Company's independent  registered  public accounting firm. E&Y has audited the accounts of the Company  since prior to the Company's  commencement  of business in February
2004 and does not have any direct  financial  interest or any material  indirect financial  interest in the Company.  A  representative  of E&Y is expected to be available  at the meeting and to have the  opportunity  to make a statement  and respond to appropriate  questions from the stockholders.  The audit committee of the Board of Directors  meets each year with  representatives  of E&Y to discuss the scope of their  engagement,  review the financial  statements of the Company and the results of their examination.

     Required Vote. E&Y will be ratified as the Company's independent registered public  accounting firm by the affirmative vote of a majority of all shares cast at the  meeting,  in person or by proxy.  Each common  share and each  preferred share is entitled to one vote on this proposal.  For the purposes of the vote on this  proposal,  abstentions  and broker  non-votes will not be counted as votes cast and will have no effect on the result of the vote.

                             AUDIT COMMITTEE REPORT

     The audit  committee of the Board of  Directors of the Company  reviews the
Company's annual  financial  statements with both management and the independent auditors,  and the committee meets periodically with the independent auditors to consider their evaluation of the Company's financial and internal controls.

     The audit committee,  in discharging its duties,  has met with and has held
discussions  with  management  and  the  Company's  independent  auditors.   The
committee has reviewed and discussed the Company's audited financial  statements for the fiscal year ended  November  30, 2005 with  management.  Management  has represented to the independent  auditors that the Company's financial statements were prepared in accordance with U.S. generally accepted accounting principles.

     The audit  committee has also discussed with the  independent  auditors the matters  required to be discussed by the Statement on Auditing  Standards No. 61
(Communications with Audit Committees). The independent auditors provided to the committee  the  written  disclosures  and the letter  required  by  Independence
Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee  discussed with  representatives  of the independent  auditors their firm's independence.

     Based on the audit  committee's  review and discussions with management and the independent  auditors,  the representations of management and the reports of the independent  auditors to the committee,  the committee  recommended that the
Board include the audited  financial  statements in the Company's  Annual Report for filing with the SEC.

                                 The Audit Committee

                                 Conrad S. Ciccotello (Chairman)
                                 Charles E. Heath
                                 John R. Graham

                              INDEPENDENT AUDITORS

     On January 17, 2006,  the  Company's  audit  committee  selected E&Y as the independent  registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2006. E&Y is registered with the Public Company Accounting Oversight Board.

                      INDEPENDENT AUDITOR FEES AND SERVICES

     Audit Fees. For professional services rendered with respect to the audit of the Company's financial statements and the review of the Company's statutory and regulatory  filings with the SEC for its fiscal  periods ended November 30, 2005 and 2004,  the Company paid E&Y fees in the  approximate  amount of $237,000 and
$229,000, respectively.

     Audit-Related  Fees.  For  professional  services  rendered with respect to assurance related services in connection with the Company's  compliance with its rating agency  guidelines  for its fiscal  periods  ended  November 30, 2005 and
2004,  the  Company  paid E&Y fees in the  approximate  amount  of  $39,000  and
$46,000, respectively.

     Tax Fees. For professional services for tax compliance,  tax advice and tax planning for its fiscal  periods ended  November 30, 2005 and 2004,  the Company paid to E&Y fees in the approximate amount of $47,000 and $58,000, respectively.

     All Other Fees.  The Company  did not pay E&Y any fees for  services  other than those described above during either of its last two fiscal years.

     Aggregate  Non-Audit  Fees.  The Company  paid E&Y an  aggregate  amount of
$86,000 and $104,000,  as listed above, for non-audit  services  provided to the
Company for its fiscal periods ended November 30, 2005 and 2004, respectively.

     The  Advisor  has not paid nor been  billed  for fees to E&Y for  non-audit services rendered to the Advisor during the Company's last two fiscal years.

     On July 15, 2004, the audit committee of the Company  adopted  pre-approval polices and procedures. Under these policies and procedures, the audit committee pre-approves (i) the selection of the Company's independent  auditors,  (ii) the engagement of the independent  auditors to provide any non-audit services to the
Company,  (iii) the  engagement  of the  independent  auditors  to  provide  any non-audit services to the Advisor or any entity  controlling,  controlled by, or under  common  control with the Advisor that  provides  ongoing  services to the
Company,  if the  engagement  relates  directly to the

                                       10

operations and financial  reporting of the Company,  and (iv) the fees and other compensation to be paid to the independent  auditors.  The Chairman of the audit committee  may grant  the  pre-approval  of any  engagement  of the  independent auditors  for  non-audit  services  of less  than  $5,000,  and  such  delegated pre-approvals will be presented to the full audit committee at its next meeting.
Under  certain  limited  circumstances,  pre-approvals  are not  required  under securities  law  regulations  for certain  non-audit  services  below certain de minimus  thresholds.  Since the adoption of these policies and  procedures,  the audit committee has  pre-approved all audit and non-audit  services  provided by
E&Y, and all non-audit  services provided by E&Y for the Advisor,  or any entity controlling,  controlled  by, or under  common  control  with the  Advisor  that provides ongoing  services to the Company,  that are related to the operation of the Company.  None of these services  provided by E&Y were approved by the audit committee  pursuant to the de minimus exception under Rule  2.01(c)(7)(i)(C)  or
Rule 2.01(c)(7)(ii) of Regulation S-X.

     The audit  committee of the Company has considered  whether E&Y's provision of  services  (other than audit  services)  to the  Company,  the Advisor or any entity controlling, controlled by, or under common control with the Advisor that
provides   services  to  the  Company  is  compatible  with  maintaining   E&Y's
independence in performing audit services.

                                  OTHER MATTERS

     The Board of  Directors of the Company  knows of no other  matters that are intended to be brought  before the meeting.  If other  matters are presented for action,  the  proxies  named in the  enclosed  form of proxy  will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

     Stockholders.  At the record date, the Company had the following numbers of shares issued and outstanding:

                      Common Shares                     Preferred Shares

                        14,905,515                           2,800

     At December 31,  2005,  each  director  beneficially  owned (as  determined pursuant to Rule  16a-1(a)(2)  under the Exchange Act) shares of the Company and in all Funds  overseen by each  Director in the same Fund Complex  having values within the indicated dollar ranges. Other than the Fund Complex and TTO, none of the Company's  directors who are not interested persons of the Company,  nor any of their immediate family members, has ever been a director, officer or employee of the Advisor or its affiliates.

                                       11

                                                                      Aggregate Dollar Range of
                               Aggregate Dollare Range of            Holdings in Funds Overseen
            Director           Holdings in the Company(1)          by Director in Fund Complex(2)
            --------           --------------------------          ------------------------------
Interested Persons
     H. Kevin Birzer                 Over $100,000                          Over $100,000
     Terry C. Matlack                Over $100,000                          Over $100,000

Independent Persons
     Conrad S. Ciccotello          $50,001 - $100,000                    $50,001 - $100,000
     John R. Graham                  Over $100,000                          Over $100,000
     Charles E. Heath                Over $100,000                          Over $100,000

-----------------------------
(1)  Based on the closing price of the Company's common shares on the New York
     Stock Exchange on December 30, 2005.
(2)  Includes the Company, TYN and TYY.

     The following table sets forth the securities of TTO owned  beneficially by the Company's  directors  who are not  "interested  persons" of the Company,  as defined in Section 2(a)(19) of the 1940 Act, as of January 11, 2006. The Advisor
also serves as the investment advisor to TTO.

                                                   Value of        Percent of
       Name of Director      Title of Class     Securities (1)      Class (2)
       ----------------      --------------     --------------     ----------
Conrad S. Ciccotello (3)     Common Shares         $15,000            0.04%
John R. Graham (4)           Common Shares         $60,000            0.16%
Charles E. Heath (5)         Common Shares         $45,000            0.12%

(1) The value of the  securities  is  determined by reference to the most recent price at which TTO sold its common  shares,  and  includes  the net value of all warrants to purchase  common shares of TTO  ("Warrants")  held by such director, assuming the Warrants were exercised on January 11, 2006.
(2) The  percentage  of class is determined by including all shares the director could purchase if the director  exercised all Warrants the director  holds,  but not including the number of shares which could be purchased by all other holders of Warrants if they exercised such Warrants.
(3)  Mr.  Ciccotello  holds  these  shares  jointly  with  his  wife,  Elizabeth
Ciccotello.
(4) These shares are held of record by the John R. Graham Trust U/A 1/3/92, John
R. Graham, Trustee.
(5) These  shares  are held of record by the  Charles  E.  Heath  Trust No.1 U/A
2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

     At December 31, 2005,  each  director,  each officer and the  directors and officers as a group,  beneficially  owned (as determined  pursuant to Rule 13d-3 under the Exchange Act) shares of common stock of the Company (or  percentage of outstanding shares) as follows:

                                       12

                                       Number of                Number of
   Directors and Officers            Common Shares     %     Preferred Shares       %

Independent Directors
       Conrad S. Ciccotello            1,940.00        *          - 0 -            N/A
       John R. Graham                 10,195.32(1)     *          - 0 -            N/A
       Charles E. Heath                8,000.00        *          - 0 -            N/A

Interested Directors and Officers
       H. Kevin Birzer                                 *          - 0 -            N/A
                                      26,724.87
       Terry C. Matlack                4,878.61        *          - 0 -            N/A
       David J. Schulte                5,389.54        *          - 0 -            N/A
       Zachary A. Hamel                3,086.44        *          - 0 -            N/A
       Kenneth P. Malvey               2,486.23        *          - 0 -            N/A

       Directors and Officers
       as a Group                     62,701.01        *          - 0 -            N/A

*Indicates less than 1%.

(1)Includes  4,000 shares owned by Master Teacher  Employee  Benefit Trust.  Mr.
Graham is the  trustee  of this  trust and thus has sole  investment  and voting power.  He, however,  disclaims  beneficial  ownership of all shares held by the trust.

     At December 31, 2005, no director or officer held  preferred  shares of the
Company.

     At December 31, 2005, to the knowledge of the Company, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of the Company.

     Investment  Advisory  Agreement.  Tortoise Capital  Advisors,  L.L.C.  (the
"Advisor")  is the  Company's  investment  advisor.  The  Advisor is  controlled equally by Fountain  Capital and KCEP. As of December 31, 2005,  the Advisor had
approximately $1.5 billion of client assets under management. The Advisor may be contacted at the address listed on the first page of this proxy statement.

     Pursuant to the terms of an Advisory  Agreement between the Company and the
Advisor, dated February 23, 2004 (the "Advisory Agreement"), the Company pays to the Advisor quarterly, as compensation for the services rendered by the Advisor, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed
Assets.  "Managed  Assets" means the total assets of the Company  (including any
assets   attributable  to  leverage  that  may  be  outstanding)  minus  accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage,  and (3) the aggregate  liquidation  preference of any  outstanding preferred shares. The Advisor has contractually agreed to waive or reimburse the
Company for fees and expenses,  including the investment  advisory fee and other expenses in the amount of 0.23% of the average  monthly  Managed  Assets through
February  28,  2006 and 0.10% of the  average  monthly  Managed  Assets  through
February 28, 2009. The Advisor does not have the right to recoup any fees waived or reimbursed by the Advisor.  In its last fiscal year the Company  incurred the net  amount  of  $4,804,810  in  fees  due to the  Advisor  under  the  Advisory
Agreement. The Advisor is controlled directly or indirectly by David J. Schulte,
CEO and  President  of the  Company;  Terry  Matlack,  a director  and the Chief
Financial  Officer and  Assistant  Treasurer  of the Company;  H. Kevin  Birzer,
director and Chairman of the Board of the Company,  Zachary A. Hamel,  Secretary
of the Company, and Kenneth P. Malvey, Treasurer of the Company, among others.

     How Proxies Will Be Voted. All proxies  solicited by the Board of Directors that are properly  executed and received prior to the meeting,  and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be  voted in  accordance  with  the  instructions  marked  on the  proxy.  If no

                                       13

instructions  are specified,  shares will be counted as a vote FOR the proposals described in this proxy statement.

     How To Vote. Complete,  sign and date the enclosed proxy card and return it in the enclosed envelope.

     Expenses and Solicitation of Proxies.  The expenses of preparing,  printing and mailing the  enclosed  proxy card,  the  accompanying  notice and this proxy statement and all other costs,  in connection  with the  solicitation of proxies will be borne by the Company.  The Company may also reimburse banks, brokers and others for their reasonable  expenses in forwarding proxy solicitation  material to the  beneficial  owners  of  shares of the  Company.  In order to obtain  the necessary  quorum at the meeting,  additional  solicitation may be made by mail, telephone,  telegraph, facsimile or personal interview by representatives of the
Company,  the Advisor,  the  Company's  transfer  agent,  or by brokers or their representatives  or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations.  If a proxy solicitor is retained by the Company, the costs  associated with all proxy  solicitation are not anticipated to exceed
$35,000.  The  Company  will not pay any  representatives  of the Company or the
Advisor  any  additional  compensation  for their  efforts to  supplement  proxy solicitation.

     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter  stating that you are revoking  your proxy to the
Secretary  of the  Company at the  Company's  offices  located  at 10801  Mastin
Boulevard,  Suite 222, Overland Park,  Kansas 66210; (2) properly  executing and sending a later-dated proxy; or (3) attending the meeting,  requesting return of any previously delivered proxy, and voting in person.

     Quorum.  The presence,  in person or by proxy,  of the holders of preferred shares  entitled to cast a majority of the votes in the election of Mr.  Matlack shall constitute a quorum for such matter. The presence,  in person or by proxy, of holders of shares  entitled  to cast a majority  of the votes  entitled to be cast (without regard to class) constitutes a quorum with respect to the election of Mr. Heath and the ratification of the selection of the independent registered public accounting firm. For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers  and does  not have  discretionary  authority  to vote the  customers'
shares)  will be treated as shares  that are present at the meeting but have not been voted.

     If a quorum  is not  present  in  person  or by proxy at the  meeting,  the chairman of the meeting or the  stockholders  entitled to vote at such  meeting, present in person or by proxy,  have the power to adjourn  the meeting to a date not more than 120 days after the original  record date without notice other than announcement at the meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Company's  directors and officers,  the Advisor,  affiliated  persons of the
Advisor and persons who own more than 10% of a registered class of the Company's equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the  Company's  shares with the
SEC and the New York Stock Exchange.  Those persons and entities are required by
SEC  regulations  to furnish the Company with copies of all Section  16(a) forms they  file.  Based on a review of those  forms  furnished  to the  Company,  the
Company  believes that its directors  and officers,  the Advisor and  affiliated persons of the Advisor have  complied with all  applicable  Section 16(a) filing requirements  during the last fiscal year. To the knowledge of management of the
Company,  no person owns  beneficially more than 10% of a class of the Company's equity securities.

                                       14

                                  ADMINISTRATOR

     The Company has entered into an  administration  agreement  with US Bancorp
Fund Services,  LLC, whose principal business address is 615 E. Michigan Street,
Milwaukee, Wisconsin 53202.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders  are able to send  communications  to the Board of  Directors.
Communications  should be  addressed  to the  Secretary  of the  Company  at its principal  offices at 10801 Mastin  Boulevard,  Suite 222, Overland Park, Kansas
66210. The Secretary will forward any  communications  received  directly to the
Board of  Directors.  The  Company  does not have a policy  with regard to Board attendance at annual  meetings.  All of the  directors  attended the 2005 annual stockholders meeting.

        STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2007 ANNUAL MEETING

     Method for Including Proposals in the Company's Proxy Statement.  Under the
rules of the SEC, if you want to have a proposal included in our proxy statement for our 2007 annual meeting of  stockholders,  that proposal must be received by the  Secretary of the Company at 10801  Mastin  Boulevard,  Suite 222,  Overland
Park,  Kansas  66210,  not later than 5:00 p.m.,  Central Time on September  29,
2006.  Such proposal must comply with all applicable  requirements of Rule 14a-8 of the Exchange Act. Timely  submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

     Other Proposals and Nominations. If you want to nominate a director or have other business  considered at our next annual meeting of stockholders but do not want those  items  included  in our proxy  statement,  you must  comply with the advance  notice  provision  of our  Bylaws.  Under our Bylaws,  nominations  for director or other business  proposals to be addressed at our next annual meeting may be made by a stockholder  who has delivered a notice to the Secretary of the
Company at 10801 Mastin  Boulevard,  Suite 222,  Overland Park, Kansas 66210, no
earlier than September 29, 2006 nor later than 5:00 p.m. Central Time on October
29, 2006. The  stockholder  must satisfy certain  requirements  set forth in the
Company's  Bylaws and the notice must contain specific  information  required by the Company's  Bylaws.  With respect to nominees for  director,  the notice must include,  among other  things,  the name,  age,  business  address and residence address of any nominee for director, certain information regarding such person's ownership of Company shares,  and all other information  relating to the nominee as is  required  to be  disclosed  in  solicitations  of proxies in an  election contest or as otherwise  required by Regulation 14A under the Exchange Act. With respect to other  business  to be  brought  before the  meeting,  a notice  must include,  among other  things,  a  description  of the business and any material interest in such  business by the  stockholder  and certain  associated  persons proposing  the  business.  Any  stockholder  wishing to make a  proposal  should carefully read and review the Company's  Bylaws.  A copy of the Company's Bylaws may be obtained by contacting the Secretary of the Company at  1-888-728-8784 or
by writing the  Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,
Overland Park,  Kansas 66210.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

     These advance notice  provisions are in addition to, and separate from, the requirements  that a stockholder must meet in order to have a proposal  included in the Company's proxy statement under the rules of the SEC.

                                       15

     A proxy granted by a stockholder will give  discretionary  authority to the proxies to vote on any matters  introduced  pursuant to the above advance notice
Bylaw provisions, subject to applicable rules of the SEC.

                                    By Order of the Board of Directors

                                    /s/ Zachary A. Hamel

                                    Zachary A. Hamel
                                    Secretary

January 27, 2006

                                       16

                                                                PREFERRED SHARES

--------------------------------------------------------------------------------

               PROXY - TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 12, 2006

The undersigned  holder of preferred  shares of Tortoise  Energy  Infrastructure
Corporation (the "Company")  appoints David J. Schulte and Terry C. Matlack,  or either of them,  each with power of  substitution,  to vote all shares  that the undersigned  is entitled to vote at the annual  meeting of  stockholders  of the
Company to be held on April 12,  2006 and at any  adjournments  thereof,  as set forth on the reverse side of this card, and in their  discretion  upon any other business that may properly come before the meeting.

         YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
             PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                [  ] Mark this box with an X if you have made
                                     changes to your name or address details above.
ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.   ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES BELOW.

                                           FOR       WITHHOLD

     Terry Matlack                        [   ]       [   ]
     Charles E. Heath                     [   ]       [   ]

B.   ISSUE

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION BELOW.

2.   Ratification of Ernst & Young LLP as the Company's  independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2006:

     FOR      AGAINST           ABSTAIN

     [   ]    [   ]             [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING             [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                            Signature 2 -                            Date
Please keep signature within the box     Please keep signature within the box     (mm/dd/yyyy)

------------------------------------     ------------------------------------     -------------------

                                                                   COMMON SHARES

--------------------------------------------------------------------------------

               PROXY - TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 12, 2006

The  undersigned  holder of  common  shares of  Tortoise  Energy  Infrastructure
Corporation (the "Company")  appoints David J. Schulte and Terry C. Matlack,  or either of them,  each with power of  substitution,  to vote all shares  that the undersigned  is entitled to vote at the annual  meeting of  stockholders  of the
Company to be held on April 12,  2006 and at any  adjournments  thereof,  as set forth on the reverse side of this card, and in their  discretion  upon any other business that may properly come before the meeting.

         YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
             PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                [  ] Mark this box with an X if you have made
                                     changes to your name or address details above.
ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.   ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE BELOW.

                                           FOR       WITHHOLD

     Charles E. Heath                     [   ]       [   ]

B.   ISSUES

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION BELOW.

2.   Ratification of Ernst & Young LLP as the Company's  independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2006:

     FOR      AGAINST           ABSTAIN

     [   ]    [   ]             [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING                  [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please  sign  exactly as your name  appears.  If acting as  attorney,  executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                            Signature 2 -                            Date
Please keep signature within the box     Please keep signature within the box     (mm/dd/yyyy)

------------------------------------     ------------------------------------     -------------------